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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2007


                             MARSHALL EDWARDS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      000-50484                         51-0407811
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification No.)
 incorporation or organization)
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                 140 WICKS ROAD, NORTH RYDE, NSW, 2113 AUSTRALIA
               (Address of principal executive offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (011) 61 2 8877-6196

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS.

     On March 27, 2007, at a regularly scheduled meeting of the Board of Directors (the "Board") of Marshall Edwards, Inc. (the "Company"), the Board elected William Rueckert to serve as a director of the Company, effective as of March 27, 2007. The Board has determined that Mr. Rueckert meets the requirements of Nasdaq as an independent director. Mr. Rueckert will serve until the 2007 Annual Meeting of the Stockholders of the Company, at which time he will stand for re-election.

     The Company's press release announcing Mr. Rueckert's election to the Board is attached hereto as Exhibit 99.1. The press release inadvertently states that Novogen Limited owns 82% of the Company. Novogen Limited owns 78.1% of the
Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

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
Exhibit No.      Description
99.1             Press Release issued by Marshall Edwards, Inc. dated as of
                 March 28, 2007.
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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARSHALL EDWARDS, INC.


                                    By:  /s/ David R. Seaton
                                         --------------------------------------
                                         David R. Seaton
                                         Chief Financial Officer
                                         (Duly Authorized Officer and Principal
                                         Financial Officer)


Dated: March 30, 2007



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                                Index to Exhibits

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
Exhibit No.      Description
99.1            Press Release issued by Marshall Edwards, Inc. dated as of
                March 28, 2007.
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